     Morgan Stanley Institutional Fund, Inc. International Magnum Portfolio
                          Item 77(O) 10F-3 Transactions
                         January 1, 2007 - June 30, 2007

Securit  Purch  Size    Offeri Total     Amount  % of    % of
   y      ase/  of      ng     Amount    of      Offeri  Fund  Brokers    Purcha
Purchas  Trade  Offeri  Price  of        Shares  ng      s                sed
   ed     Date  ng      of     Offerin   Purcha  Purcha  Tota             From
                        Shares g         sed     sed     l
                                         By      By      Asse
                                         Fund    Fund    ts
                                                                 China
                                                               Internati
                                                                 onal
                                                                Capital
                                                               Corporati
                                                                  on
                                                               Limited,
                                                                 CITIC
                                                               Securitie
                                                                s Co.,
                                                                 Ltd.,
                                                               Citigroup
                                                                Global
                  -                                             Markets
                                                                 Asia
         04/23                                                 Limited,
         /07                                                   The Hong
                                                               Kong and
                                                               Shanghai
                                                                Banking
                                                               Corporati
                                                                  on
                                                               Limited,
                                                               The Hong
                                                               Kong and
                                                               Shanghai
                                                                Banking
                                                               Corporati
                                                                  on
 China                         $3,670,                         Limited,   Citigr
 Citic                  HKD5.8 372,685   49,000   0.00%  0.05   Lehman     oup
  Bank                    6                               %    Brothers
 Corp.                                                           Asia
Limited                                                        Limited,
                                                                 China
                                                               Internati
                                                                 onal
                                                                Capital
                                                               Corporati
                                                               on (Hong
                                                                 Kong)
                                                               Limited,
                                                                 CITIC
                                                               Securitie
                                                                   s
                                                               Corporate
                                                                Finance
                                                                 (HK)
                                                               Limited,
                                                                Morgan
                                                                Stanley
                                                                 Dean
                                                                Witter
                                                                 Asia
                                                               Limited,
                                                               BOCI Asia
                                                               Limited,
                                                                 ICEA
                                                                Capital
                                                               Limited,
                                                               Sun Hung
                                                                  Kai
                                                               Internati
                                                                 onal
                                                               Limited,
                                                                  CCB
                                                               Internati
                                                                 onal
                                                                Capital
                                                               Limited,
                                                                 First
                                                               Shanghai
                                                               Securitie
                                                                   s
                                                               Limited,
                                                                Guotai
                                                                 Junan
                                                               Securitie
                                                                s (Hong
                                                                 Kong)
                                                               Limited,
                                                               Tai Fook
                                                               Securitie
                                                               s Company
                                                                Limited